Exhibit 10.12

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE

Medical transcription billing, corp.

2014 EQUITY INCENTIVE PLAN

This Restricted Stock Award Agreement (this “Agreement”) is made on this 4th day of January, 2016 by and between Medical Transcription Billing, Corp., a Delaware Corporation (the “Corporation”), and ________ (the “Grantee” or “Executive” or “Non-Employee Director”).

Background

A.           The Corporation maintains the Medical Transcription Billing, Corp. 2014 Equity Incentive Plan (the “Plan”) for the benefit of its employees, directors and consultants. Except as otherwise specified herein or unless the context herein requires otherwise, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

B.           The Plan permits awards of Restricted Stock subject to the terms of the Plan.

Agreement

Now, Therefore, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1.          Grant of Shares. Subject to the terms and conditions hereof and those set forth in the Plan, the Corporation hereby agrees to grant to the Grantee, and the Grantee hereby agrees to accept from the Corporation, __________ shares of the Restricted Stock (the “Shares”). The certificate(s) for the Shares shall be registered in the name of the Grantee and shall be legended as required under the Plan, this Agreement, and/or applicable law. The term “Shares” refers to the Shares granted hereunder and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which the Grantee is entitled by reason of the Grantee’s ownership of the Shares. Shares of Restricted Stock that have vested in accordance with this Agreement shall be delivered (via certificate or such other method as the Company determines) to the Grantee as soon as practicable after vesting occurs. To the extent that Grantee does not vest in any shares of Restricted Stock, all interest in such shares shall be forfeited. The Grantee has no right or interest in any share of Restricted Stock forfeited.

2.          Vesting of Shares.

(a)  Vesting.   The Shares being granted to the Grantee shall, subject to forfeiture, vest, as follows:

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(i)          100% of Shares shall vest upon completion of the 2015 annual audit if the Corporation meets its 2015 objectives as approved by the Compensation Committee of the Board of Directors; or

(ii)         If the Corporation does not meet its 2015 objectives, Shares shall vest upon completion of the 2016 or 2017 annual audit if the Corporation meets the respective years objectives as approved by the Compensation Committee of the Board of Directors; or

(iii)        In the event Executive’s employment or service with the Corporation or any subsidiary terminates or Non-Employee Director’s membership on the Board terminates by reason of: (A) the Executive’s or Non-Employee Director’s Retirement (as hereafter defined); (B) the Executive’s or Non-Employee Director’s Disability (as hereafter defined); (C) the termination of the Executive’s employment by the Corporation or a subsidiary of the Corporation in the absence of Cause (an “Involuntary Termination Without Cause”); or (D) the Executive’s voluntary termination of Employment for Good Reason (as hereafter defined) (a “Good Reason Termination”), the Shares shall immediately vest; however, (E) if the Executive’s employment or Non-Employee Director’s membership on the Board terminates for any reason other than as described in Section 2(a)(iii)(A)(B)(C) or (D), the vesting of the Restricted Shares, shall, on the date of such termination, cease and any unvested Restricted Shares shall thereupon be forfeited immediately and revert to the Company without further action; or

(iv)        Upon the date of a Change in Control (as hereinafter defined) of the Corporation, all unvested Shares shall automatically and immediately vest,

(in each such case, the “Vested Shares”).

(b)        Definitions. For purposes of this Agreement, the capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan and set forth below:

(i) “Cause” shall have the meaning ascribed to such term in any written agreement between the Grantee and the Corporation defining such term and, in the absence of such agreement, such term shall mean, with respect to the Grantee, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Corporation: (i) such Grantee’s attempted commission of, or participation in, a fraud or act of dishonesty against the Corporation; (ii) such Grantee’s intentional, material violation of any contract or agreement between the Grantee and the Corporation or of any statutory duty owed to the Corporation; (iii) such Grantee’s unauthorized use or disclosure of the Corporation’s confidential information or trade secrets; or (iv) such Grantee’s gross misconduct. The determination that a termination of the Grantee’s Continuous Service or Board membership is either for Cause or without Cause shall be made by the Corporation, in its sole discretion. Any determination by the Corporation that the Continuous Service or Board membership of the Grantee was terminated with or without Cause for the purposes of outstanding Restricted Stock Awards held by the Grantee shall have no effect upon any determination of the rights or obligations of the Corporation or the Grantee for any other purpose.

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(ii) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

1. any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Corporation representing more than fifty percent (50%) of the combined voting power of the Corporation’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Corporation directly from the Corporation, (B) on account of the acquisition of securities of the Corporation by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Corporation’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Corporation through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Corporation reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Corporation, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

2. there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Corporation and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Corporation immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Corporation immediately prior to such transaction;

3. there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Corporation in substantially the same proportions as their Ownership of the outstanding voting securities of the Corporation immediately prior to such sale, lease, license or other disposition; or

4. individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

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Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Corporation, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Corporation or any Affiliate and the Grantee shall supersede the foregoing definition with respect to Restricted Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(iii) “Disability” means, with respect to the Grantee, the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(iv) “Good Reason” means resignation or other termination of employment or other services to the Corporation within ninety (90) days following (A) a material breach by Corporation of the terms and provisions of any written agreement between the Corporation and Grantee (which the Corporation fails to cure within ten (10) days after written notice thereof from Grantee), (B) a material diminution of the authority or responsibility of Grantee, or (iii) an involuntary relocation of where Grantee performs his principal duties hereunder to a new location that increases Grantee’s commute by more than fifty (50) miles (crow’s miles) beyond his commute at the time of the grant of the Restricted Stock.

(v) “Retirement” shall mean where the Grantee’s employment or service terminates by reason of Grantee’s retirement and such retirement or cessation of services occurs after Grantee has attained the age of 65 and has completed at least 10 years of service with the Corporation and/or a subsidiary of the Corporation.

3.          Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, the Grantee shall not assign, encumber or dispose of any interest in Shares that are not Vested Shares. After any Shares have become Vested Shares, the Grantee shall not assign, encumber or dispose of any interest in such Shares except in compliance with the terms and conditions of the Stock Restriction Agreement, Stockholders’ Agreement or any other applicable Stock Restriction Agreement and applicable securities laws.

4.          Investment and Taxation Representations. In connection with the purchase of the Shares hereunder, the Grantee represents and warrants to the Corporation as follows:

(a)          The Grantee is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Shares. The Grantee is purchasing these securities for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. The Grantee does not have any present intention to transfer the Shares to any Person.

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(b)          The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted any tax consultants that the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Corporation for any tax advice.

5.          Other Laws. The Corporation shall have the right to refuse to issue or transfer shares under this Agreement if the Corporation acting in its absolute discretion determines that the issuance or transfer of such Stock might violate any law or regulation.

6.          No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Corporation, or a parent or subsidiary of the Corporation, to employ, engage, or terminate the Grantee, for any reason or for no reason at all, with or without cause.

7.          Withholding. The Corporation reserves the right to withhold, in accordance with any applicable laws, from any consideration payable or property transferable to the Grantee any taxes required to be withheld by federal, state or local law as a result of the grant or the sale or other disposition of the Shares. Alternatively or if the amount of any consideration payable to the Grantee is insufficient to pay such taxes or if no consideration is payable to the Grantee, upon the request of the Corporation, the Grantee will pay to the Corporation an amount sufficient for the Corporation to satisfy any federal, state or local tax withholding requirements applicable to and as a condition to the grant or the sale or other disposition of the Shares. The minimum required withholding obligations may be settled with Shares.

8.          Section 83(b) Election. If Grantee makes an election under Section 83(b) of the Internal Revenue Code (“Code”) to be taxed with respect to the Restricted Shares as of the date of grant of the Restricted Shares rather than as of the or dates upon which Grantee would otherwise be taxable under Section 83 of the Code, Grantee shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service,

9.          Miscellaneous.

(a)          Grantee’s Rights During Restricted Period.

(i)          During any period when the shares of Restricted Stock are forfeitable, the Grantee may generally exercise all the rights, powers, and privileges of a shareholder with respect to the shares of Restricted Stock, including the right to vote such shares and to receive all regular cash dividends and any stock dividends, and such other distributions as the Company may designate in its sole discretion, that are paid or distributed on such shares of Restricted Stock. Any Stock dividends declared on a share of Restricted Stock shall be treated as part of the Grant of Restricted Stock and shall be forfeited or become nonforfeitable at the same time as the underlying Stock with respect to which the Stock dividend was declared.

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(ii)         No rights granted under the Plan or this Agreement and no shares issued pursuant to this Grant shall be deemed transferrable by the Grantee other than by will or by the laws of descent and distribution prior to the time of the Grantee’s interest in such shares has become fully vested.

(b)          Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(c)          Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(d)          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(e)          Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(f)           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g)          Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Corporation’s successors and assigns. The rights and obligations of the Grantee under this Agreement may only be assigned with the prior written consent of the Corporation.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed by the parties on the ___ day of _______, 2016.

MEDICAL TRANSCRIPTION BILLING, CORP.

By:
Name: Mahmud Haq
Title: Chief Executive Officer

Signature

Address:

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